UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 10, 2011
Waters Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

01-14010 (Commission File Number)	13-3668640 (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts (Address of Principal Executive Offices)	01757 (Zip Code)
(508) 478-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of William J. Curry as Principal Accounting Officer
     On May 10, 2011, the Board of Directors of Waters Corporation (the “Company”) appointed William J. Curry, (55) Vice President, Corporate Controller to serve as the Company’s Principal Accounting Officer. Mr. Curry joined the Company in 1999 as Assistant Corporate Controller and was promoted to Vice President, Corporate Controller in 2003. Prior to joining the Company in 1999, Mr. Curry was a Certified Public Accountant with Coopers & Lybrand LLP (NKA PricewaterhouseCoopers LLP) and has held a variety of senior corporate and operational positions with Ciba-Corning Diagnostics Inc. (NKA Siemens Medical Diagnostics), and Millennium Pharmaceuticals Inc.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The final results of voting on each of the matters submitted to a vote of security holders during the Registrant’s annual meeting of shareholders on May 10, 2011 are as follows.

				Broker
PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstentions	Non-Votes

Election of Directors:
Douglas A. Berthiaume	73,876,097	2,739,776	—	3,905,579
Joshua Bekenstein	74,456,846	2,159,027	—	3,905,579
Michael J. Berendt, Ph.D.	74,599,706	2,016,167	—	3,905,579
Edward Conard	75,439,045	1,176,828	—	3,905,579
Laurie H. Glimcher, M.D.	74,854,331	1,761,542	—	3,905,579
Christopher A. Kuebler	75,324,617	1,291,256	—	3,905,579
William J. Miller	74,546,911	2,068,962	—	3,905,579
JoAnn A. Reed	75,437,613	1,178,260	—	3,905,579
Thomas P. Salice	74,747,036	1,868,837	—	3,905,579

Under the Registrant’s Bylaws, each of the directors was elected, having received more votes “for” than “against.”

PROPOSAL 2. RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	For	Against	Abstentions

Under the Registrant’s Bylaws, the selection of PricewaterhouseCoopers was ratified, having received “for” votes from more than a majority of shares cast for, against or abstain.	79,393,856	1,094,390	33,206

PROPOSAL 3. NON-BINDING VOTE ON
EXECUTIVE COMPENSATION	For	Against	Abstentions

Advisory Vote on Executive Compensation Matters (Say on Pay): Our shareholders approved the Say on Pay proposal.	73,049,623	3,467,702	98,548

PROPOSAL 4. NON-BINDING VOTE ON
FREQUENCY OF EXECUTIVE COMPENSATION VOTE	1 Year	2 Years	3 Years	Abstentions

Advisory Vote on the Frequency of Say on Pay Vote: Our shareholders expressed a preference for “annual” as the frequency of Say on Pay vote.	54,849,907	921,274	20,787,544	56,167

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION
Dated: May 13, 2011	By:	/s/ John Ornell
		Name:	John Ornell
		Title:	Vice President, Finance and Administration and Chief Financial Officer